Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	THL WC (LUXEMBOURG) S.A.R.L.

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	3/16/2011

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THL WC (LUXEMBOURG) S.A.R.L.

By: /s/ Charles Holden
Name:  Charles Holden
Title: A Manager

By: /s/ Wim Rits
Name:  Wim Rits
Title: B Manager

Dated: March 18, 2011

Joint Filer Information

Name of Joint Filer:	THL WC (CAYMAN), L.P.

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	3/16/2011

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THL WC (CAYMAN), L.P.

By: /s/ Charles Holden
Name:  Charles Holden
Title: Authorized Signatory

Dated: March 18, 2011

Joint Filer Information

Name of Joint Filer:	THL ADVISORS (ALTERNATIVE) V, L.P.

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	3/16/2011

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THL ADVISORS (ALTERNATIVE) V, L.P.
By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By: /s/ Charles P. Holden
Name:  Charles P. Holden
Title: Assistant Treasurer

Dated: March 18, 2011

Joint Filer Information

Name of Joint Filer:	THOMAS H. LEE (ALTERNATIVE) FUND V. L.P.

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	3/16/2011

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THOMAS H. LEE (ALTERNATIVE) FUND V. L.P.
By:	Thomas H. Lee Advisors (Alternative) V, L.P., its General Partner

By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By: /s/ Charles P. Holden
Name:  Charles P. Holden
Title: Assistant Treasurer

Dated: March 18, 2011

Joint Filer Information

Name of Joint Filer:	THOMAS H. LEE ADVISORS (ALTERNATIVE) V LIMITED, LDC

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	3/16/2011

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THOMAS H. LEE ADVISORS (ALTERNATIVE) V LIMITED, LDC

By: /s/ Charles P. Holden
Name:  Charles P. Holden
Title: Assistant Treasurer

Dated: March 18, 2011

Joint Filer Information

Name of Joint Filer:	TODD M. ABBRECHT

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	3/16/2011

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

By: /s/ Todd M. Abbrecht
Name:  Todd M. Abbrecht

Dated: March 18, 2011